UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
811-21226
Investment Company Act File Number
Eaton Vance Ohio Municipal Bond Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number, Including Area Code)
September 30
Date of Fiscal Year End
December 31, 2010
Date of Reporting Period

Item 1. Schedule of Investments

Eaton Vance Ohio Municipal Bond Fund	as of December 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 161.4%

Principal
Amount
(000’s omitted)	Security	Value
Electric Utilities — 1.7%
$500	Ohio Air Quality Development Authority, (Buckeye Power, Inc.), 6.00%, 12/1/40	$497,560

		$497,560

General Obligations — 5.1%
$900	Beavercreek, School District, 5.00%, 12/1/30	$914,490
500	County of Franklin, 5.00%, 12/1/27(1)	525,155

		$1,439,645

Hospital — 5.6%
$500	Miami County, (Upper Valley Medical Center), 5.25%, 5/15/26	$483,385
735	Ohio Higher Educational Facilities Authority, (University Hospital Health Systems, Inc.), 4.75%, 1/15/46	623,721
500	Ohio Higher Educational Facility Commission, (Summa Health System), 5.75%, 11/15/40	474,725

		$1,581,831

Insured-Electric Utilities — 20.8%
$700	American Municipal Power-Ohio, Inc., (Prairie State Energy Campus), (AGC), 5.25%, 2/15/33	$702,016
2,750	Cleveland Public Power System, (NPFG), 0.00%, 11/15/27	1,058,420
1,000	Cleveland Public Power System, (NPFG), 0.00%, 11/15/38	183,140
1,670	Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/25	768,718
5,000	Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/27	2,007,850
755	Ohio Water Development Authority, (Dayton Power & Light), (FGIC), 4.80%, 1/1/34	690,176
500	Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/26	500,000

		$5,910,320

Insured-General Obligations — 40.1%
$320	Bowling Green City School District, (AGM), 5.00%, 12/1/34	$311,497
200	Brookfield Local School District, (AGM), 5.00%, 1/15/30	201,352
1,000	Cleveland Municipal School District, (AGM), 5.00%, 12/1/27	1,013,260
900	Clyde-Green Springs Exempted Village School District, (AGM), 4.50%, 12/1/31	833,742
1,575	Cuyahoga Community College District, (AMBAC), 5.00%, 12/1/32	1,564,558
1,000	Milford Exempt Village School District, (AGC), 5.25%, 12/1/36	1,008,650
1,400	Olentangy Local School District, (AGC), 5.00%, 12/1/36	1,404,676
2,400	Plain School District, (FGIC), (NPFG), 0.00%, 12/1/27	888,960
750	St. Mary’s School District, (AGM), 5.00%, 12/1/35	718,545
500	Sylvania City School District, (AGC), 5.00%, 12/1/26	513,640
1,000	Sylvania City School District, (AGC), 5.00%, 12/1/32	996,660
2,000	Wapakoneta City School District, (AGM), 4.75%, 12/1/35	1,950,000

		$11,405,540

Insured-Hospital — 12.9%
$820	Hamilton County, (Cincinnati Children’s Hospital), (FGIC), (NPFG), 5.00%, 5/15/32	$767,799
1,500	Hamilton County, (Cincinnati Children’s Hospital), (FGIC), (NPFG), 5.125%, 5/15/28	1,457,070
440	Lorain County, (Catholic Healthcare Partners), (AGM), Variable Rate, 14.326%, 2/1/29(2)(3)(4)	372,046
1,250	Ohio Higher Educational Facility Commission, (University Hospital Health Systems, Inc.), (AMBAC), 4.75%, 1/15/46	1,060,750

		$3,657,665

Insured-Lease Revenue/Certificates of Participation — 3.5%
$235	Puerto Rico Public Buildings Authority, Government Facilities Revenue, (XLCA), 5.25%, 7/1/36	$217,608
1,000	Summit County, (Civic Theater Project), (AMBAC), 5.00%, 12/1/33	788,530

		$1,006,138

Insured-Public Education — 32.7%
$1,750	Cincinnati Technical and Community College, (AMBAC), 5.00%, 10/1/28	$1,626,188
1,000	Kent State University, (AGC), 5.00%, 5/1/26	1,026,320

Principal
Amount
(000’s omitted)	Security	Value
$360	Kent State University, (AGC), 5.00%, 5/1/29	$362,048
2,000	Miami University, (AGM), (AMBAC), 3.25%, 9/1/26	1,616,200
500	Ohio University, (AGM), 5.00%, 12/1/33	484,400
1,170	Ohio University, (AGM), 5.25%, 12/1/23	1,220,029
1,000	University of Akron, (AGM), 5.00%, 1/1/38	974,700
1,000	University of Cincinnati, (AMBAC), 5.00%, 6/1/31	973,750
1,000	Youngstown State University, (AGC), 5.50%, 12/15/33	1,003,660

		$9,287,295

Insured-Sewer Revenue — 2.5%
$615	Marysville Wastewater Treatment System, (AGC), (XLCA), 4.75%, 12/1/46	$549,201
180	Marysville Wastewater Treatment System, (AGC), (XLCA), 4.75%, 12/1/47	160,569

		$709,770

Insured-Special Tax Revenue — 10.8%
$1,335	Hamilton County Sales Tax, (AMBAC), 0.00%, 12/1/23	$673,734
3,665	Hamilton County Sales Tax, (AMBAC), 0.00%, 12/1/24	1,729,697
8,430	Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	439,456
1,525	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	157,334
705	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/46	67,476

		$3,067,697

Insured-Transportation — 1.7%
$500	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(5)	$475,950

		$475,950

Pooled Loans — 10.0%
$1,335	Cuyahoga County Port Authority, (Garfield Heights), 5.25%, 5/15/23	$1,029,258
700	Ohio Economic Development, (Ohio Enterprise Bond Fund), 6.00%, 12/1/34	718,900
1,140	Rickenbacker Port Authority, Oasbo Expanded Asset Pool Loan, 5.375%, 1/1/32(5)	1,094,298

		$2,842,456

Private Education — 9.2%
$850	Ohio Higher Educational Facilities Authority, (John Carroll University), 5.25%, 11/15/33	$817,241
1,000	Ohio Higher Educational Facilities Authority, (Oberlin College), 5.00%, 10/1/33	1,001,070
500	Ohio Higher Educational Facility Commission, (Kenyon College), 5.00%, 7/1/41	468,840
350	Ohio Higher Educational Facility Commission, (Kenyon College), 5.00%, 7/1/44	329,969

		$2,617,120

Public Education — 4.8%
$1,325	Ohio State University, 5.00%, 12/1/30	$1,352,706

		$1,352,706

Total Tax-Exempt Investments — 161.4% (identified cost $47,801,901)		$45,851,693

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (59.8)%		$(17,002,237)

Other Assets, Less Liabilities — (1.6)%		$(435,838)

Net Assets Applicable to Common Shares — 100.0%		$28,413,618

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

AGC	-	Assured Guaranty Corp.

AGM	-	Assured Guaranty Municipal Corp.

AMBAC	-	AMBAC Financial Group, Inc.

CIFG	-	CIFG Assurance North America, Inc.

FGIC	-	Financial Guaranty Insurance Company

NPFG	-	National Public Finance Guaranty Corp.

XLCA	-	XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 2010, 77.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.0% to 22.8% of total investments.

(1)		Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(2)		Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at December 31, 2010.

(3)		Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $1,320,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the inverse floater.

(4)		Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2010, the aggregate value of these securities is $372,046 or 1.3% of the Fund’s net assets applicable to common shares.

(5)		Security represents the underlying municipal bond of an inverse floater.

A summary of open financial instruments at December 31, 2010 is as follows:

Futures Contracts

Expiration			Aggregate		Net Unrealized
Date	Contracts	Position	Cost	Value	Appreciation
3/11	24 U.S. 30-Year Treasury Bond	Short	$(3,008,189)	$(2,931,000)	$77,189
3/11	11 U.S. 10-Year Treasury Note	Short	(1,366,282)	(1,324,813)	41,469

					$118,658

Interest Rate Swaps

		Annual		Effective Date/	Net Unrealized
	Notional	Fixed Rate	Floating Rate	Termination	Appreciation
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	(Depreciation)
Bank of America	$750,000	4.092%	3-month USD- LIBOR-BBA	February 24, 2011 / February 24, 2041	$6,723
JPMorgan Chase Co.	737,500	4.163	3-month USD- LIBOR-BBA	March 14, 2011 / March 14, 2041	(994)

					$5,729

The effective date represents the date on which the Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At December 31, 2010, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Fund enters into interest rate swap contracts. The Fund also purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates.

At December 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in an asset position and in a liability position and whose primary underlying risk exposure is interest rate risk was $125,381 and $994, respectively.

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$46,697,608

Gross unrealized appreciation	$890,646
Gross unrealized depreciation	(2,746,561)

Net unrealized depreciation	$(1,855,915)

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$45,851,693	$—	$45,851,693

Total Investments	$—	$45,851,693	$—	$45,851,693

Futures Contracts	$118,658	$—	$—	$118,658
Interest Rate Swaps	—	6,723	—	6,723

Total	$118,658	$45,858,416	$—	$45,977,074

Liability Description

Interest Rate Swaps	$—	$(994)	$—	$(994)

Total	$—	$(994)	$—	$(994)

The Fund held no investments or other financial instruments as of September 30, 2010 whose fair value was determined using Level 3 inputs. At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the fiscal year to date then ended was not significant.

For information on the Fund’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements included in its semiannual or annual report to shareholders.

Item 2. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant on this Form N-Q has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant on this Form N-Q has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the fiscal quarter for which the report is being filed that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Ohio Municipal Bond Fund

By:	/s/ Cynthia J. Clemson Cynthia J. Clemson
President

Date: February 23, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Cynthia J. Clemson Cynthia J. Clemson
President

Date: February 23, 2011

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date: February 23, 2011